EXHIBIT 99.1

                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                             September 30, 2001
                            Third Quarter Report

                             [LOGO]    CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                             [LOGO]    UNION BANK

                          Wholly Owned Subsidiaries

                                                           October 17, 2001

Dear Shareholder:

The Year 2001 is turning out to be a year of many "firsts," some of which present interesting challenges. Interest rates, particularly on short-term instruments, have dropped dramatically. The 400 basis point drop in the prime rate so far this year has only been exceeded twice before (1980 and 1982) since 1919. This leaves short-term borrowers relatively pleased, while depositors less pleased.

The Country was shaken by the events of September 11 which has led all of us to rally to the cause of assisting those directly affected by this tragedy. Union Bank employees established the Union Bank September 11th Fund to benefit the United Way, American Red Cross and Salvation Army. Employees and customers have contributed over $15,000 and Union Bank another $10,000 to this fund. It is our way of doing something in a time when it is difficult to determine just what to do.

Banking is a business which works on the "spread" between rates on loans and deposits. We have begun to feel a slight squeeze on the net interest margin during the third quarter, however increased loan volume has tempered the effect for now on the decrease in interest rates.

With the interest rate environment in mind, earnings to date are 4% above last year, loans outstanding increased 9.5% and deposits 8%. Both banks are experiencing good growth and our primary capital ratio stands at 11.1% on September 30th. Loan demand has been strong and in particular our BUILD construction loan program. The current rate environment has also led many commercial customers to move forward with their expansion plans as well.

It is foliage season again and the colors have been very bright with the weather cooperating. Tourist visits are on par with last year and given the current economy, that is positive news. Preparations for ski season are well underway and the mountain tops recently received a good helping of first snow of the season.

Effective October 17th your company will begin a stock repurchase program. This program provides us the ability to repurchase from time to time on the open market or in negotiated transactions up to 100,000 shares of Union Bankshares, Inc. common stock at market prices. Your directors have determined this is a reasonable use of capital at this time in light of the current interest rate environment and other factors and will leave the repurchase program open for an unspecified period of time.

Enclosed is a dividend check or advice of deposit representing a dividend of $.28 per share to shareholders of record October 15, 2001. This is an increase of $.02 per share over the prior four dividends paid.

Sincerely,

/s/ W. Arlen Smith                     /s/ Kenneth D. Gibbons
----------------------------------     ------------------------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                    Corporate Name:    Union Bankshares, Inc.
                    Transfer Agent:    Union Bank
                                       P.O. Box 667
                                       Morrisville, VT
                                       05661-0667

                             Phone:    802-888-6600
                               Fax:    802-888-4921
                             Email:    ubexec@together.net
                  Internet Banking:    www.unionbankvt.com
                                       www.csbtc.com

                     American Stock
                    Exchange Ticker
                            Symbol:    UNB


Consolidated Balance Sheets (unaudited)
-----------------------------------------------------------------------------------
                                           September 30, 2001    September 30, 2000

ASSETS
Cash and Due from Banks                       $ 12,007,366          $ 10,292,803
Federal Funds Sold                               7,288,146             5,355,000
Interest Bearing Deposits                        3,633,226             2,098,948
U.S. Government Securities                      17,767,472            29,583,090
State and Municipal Securities                   5,621,938             4,802,648
Corporate Securities                            30,055,860            22,337,903
Loans, net                                     246,427,892           224,988,479
  Less: Reserve for Loan Losses                 (2,794,219)           (2,867,193)
Bank Building and Equipment, net                 4,026,543             3,860,971
Other Real Estate Owned                             78,000               137,090
Other Assets                                     5,788,963             6,595,917
                                              ----------------------------------

      Total Assets                            $329,901,187          $307,185,656
                                              ==================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                               $ 39,313,654          $ 34,196,417
Savings and Time Deposits                      240,007,681           224,957,769
Borrowings                                       9,723,716            10,464,590
Other Liabilities                                3,480,116             3,561,927
Common Stock                                     6,535,778             6,527,378
Paid in Capital                                    272,454               239,903
Retained Earnings                               31,281,169            29,491,743
Accumulated Other Comprehensive Income             879,070              (661,620)
Treasury Stock at Cost                          (1,592,451)           (1,592,451)
                                              ----------------------------------

      Total Liabilities and
       Shareholders' Equity                   $329,901,187          $307,185,656
                                              ==================================

Standby Letters of Credit were $489,000 and $494,000 at September 30, 2001 and 2000 respectively.


Consolidated Statements of Income (unaudited)
-----------------------------------------------------------------------------------------
                                    9/30/01       9/30/00        9/30/01        9/30/00
                                       (3 months ended)             (9 months ended)

Interest Income                    $6,085,109    $6,174,556    $18,206,322    $17,830,255
Interest Expense                    2,330,915     2,592,350      7,319,351      7,237,848
                                   ------------------------------------------------------

  Net Interest Income               3,754,194     3,582,206     10,886,971     10,592,407
Less: Provision for Loan Losses        86,250        62,500        198,750        187,500
                                   ------------------------------------------------------

  Net Interest Income after
   Loan Loss Provision              3,667,944     3,519,706     10,688,221     10,404,907

Trust Income                           54,328        35,139        204,347        111,358
Other Income                          596,464       586,681      1,951,193      1,793,052
Other Operating Expenses:
  Salaries                          1,209,786     1,120,320      3,509,999      3,431,197
  Employee Benefits                   331,789       291,384      1,006,974        868,074
  Occupancy                           149,443       130,365        486,697        422,912
  Equipment                           212,169       234,175        631,202        764,543
  Other                               674,295       618,830      2,086,731      2,053,475
                                   ------------------------------------------------------

      Total                         2,577,482     2,395,074      7,721,603      7,540,201
                                   ------------------------------------------------------

Net Income before Tax               1,741,254     1,746,452      5,122,158      4,769,116
Income Tax Expense                    519,345       499,314      1,487,396      1,276,244
                                   ------------------------------------------------------

  Net Income                       $1,221,909    $1,247,138    $ 3,634,762    $ 3,492,872
                                   ======================================================

  Earnings per Share               $     0.40    $     0.41    $      1.20    $      1.15
  Book Value Per Share                                         $     12.32    $     11.22


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                   Chairman
Cynthia D. Borck                                           Vice-President
Kenneth D. Gibbons                                              President
Marsha A. Mongeon                                Vice President/Treasurer
Robert P. Rollins                                               Secretary
Jerry S. Rowe                                              Vice President
JoAnn A. Tallman                                      Assistant Secretary

                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Karen C. Gammell                                      Assistant Treasurer
Tracey D. Holbrook                                         Vice President
Susan O. Laferriere                                        Vice President
Dennis J. Lamothe                                               Treasurer
Michelle Leighton                                          Vice President
Mildred R. Nelson                                Assistant Vice President
Barbara A. Olden                                 Assistant Vice President
Deborah J. Partlow                                          Trust Officer
Jerry S. Rowe                                                   President
Wendy L. Somers                                             Trust Officer
David A. Weed                                              Vice President

                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                                John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                 Assistant Vice President
Rhonda L. Bennett                                          Vice President
Cynthia D. Borck                                    Senior Vice President
Fern C. Farmer                                   Assistant Vice President
Patsy S. French                                  Assistant Vice President
Kenneth D. Gibbons                                              President
Lorraine M. Gordon                               Assistant Vice President
Claire A. Hindes                                 Assistant Vice President
Patricia N. Hogan                                          Vice President
Peter R. Jones                                             Vice President
Margaret S. Lambert                              Assistant Vice President
Susan F. Lassiter                                Assistant Vice President
Christopher M. McSherry                                    Branch Manager
Marsha A. Mongeon                         Senior Vice President/Treasurer
Freda T. Moody                                   Assistant Vice President
Colleen D. Putvain                                    Assistant Treasurer
Donna M. Russo                                             Vice President
Ruth P. Schwartz                                           Vice President
David S. Silverman                                  Senior Vice President
JoAnn A. Tallman                                      Assistant Secretary
Francis E. Welch                                 Assistant Vice President
Craig S. Wiltshire                                         Vice President

                             UNION BANK OFFICES

      Morrisville                                     Jeffersonville
 20 Lower Main Street*                                80 Main Street*
    (802) 888-6600                                    (802) 644-6600

   Northgate Plaza*                                      Hyde Park
      Route 100                                       250 Main Street
    (802) 888-6860                                    (802) 888-6880

        Stowe                                         Remote ATM's at:
   Stowe Village*                               Smugglers' Notch Resort (2)
Park and Pond Streets                              Johnson State College
    (802) 253-6600                                    Copley Hospital
                                                   Cold Hollow Cider Mill
  1857 Mountain Road                                 Trapp Family Lodge
      Route 108                                  Stowe Mountain Resort (3)
    (802) 253-6642                              Big John's Riverside Store
                                                  Taft Corners, Williston
       Hardwick                                        Ben & Jerry's
   103 VT Route 15*
    (802) 472-8100                                  Express Telebanking
                                                      (802) 888-6448
       Johnson                                        (800) 583-2869
198 Lower Main Street*
    (802) 635-6600

                             www.unionbankvt.com

*    ATM's at these branches

                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

    St. Johnsbury                                      Remote ATM's at:
 364 Railroad Street*                                East Burke, Route 114
    (802) 748-3131                                     Danville, Route 2
                                                    Burke Mountain Ski Area
  325 Portland Street                                    Littleton, NH
    (802) 748-3121
                                                    Loan Production Office
      Lyndonville                                       241 Main Street
   183 Depot Street*                                    Littleton, NH
    (802) 626-3100                                      (603) 444-7136

 St. Johnsbury Center                                Express Phone Banking
 Green Mountain Mall*                                   (802) 748-0815
 1998 Memorial Drive                                    (800) 748-1018
    (802) 748-2454

                                www.csbtc.com

*    ATM's at these branches